AMERICAN INDEPENDENCE FUNDS TRUST

(THE “TRUST”)

SUPPLEMENT DATED NOVEMBER 20, 2015

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2015

Rx Dynamic Stock Fund (formerly, American Independence Stock Fund) (Ticker Symbols: FMGRX, IFCSX, FMGCX)	American Independence Kansas Tax-Exempt Bond Fund (Ticker Symbols: SEKSX, IKSTX, IKTEX)
American Independence JAForlines Risk-Managed Allocation Fund (Ticker Symbols: RMAIX, AARMX, ACRMX)	American Independence Boyd Watterson Short-Term Enhanced Bond Fund (Ticker Symbols: ISBSX, ISTSX)
American Independence International Alpha Strategies Fund (Ticker Symbols: IMSSX, IIESX)	American Independence Boyd Watterson Core Plus Fund (Ticker Symbols: IIISX, IBFSX)
American Independence U.S. Inflation-Indexed Fund (Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)

(the “Funds”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) LISTED ABOVE.

This Supplement supersedes and replaces in their entirety Supplements dated April 1, 2015, April 2, 2015, July 1, 2015, August 3, 2015 and August 25, 2015 to the SAI (“Previous Supplements”).

This Supplement dated November 20, 2015 incorporates all changes to the Funds which were announced in the Previous Supplements in addition to recent updates as discussed below:

1.     Shareholder Meeting Proposal Approvals (Effective November 20, 2015). A Special Meeting of Shareholders was held on November 20, 2015 (the “Meeting”) to approve several proposals described below:

a.     Approval of Investment Advisory Agreement. The shareholders of the Dynamic Stock Fund, the International Alpha Strategies Fund, the Boyd Watterson Core Plus Fund, the Kansas Tax-Exempt Bond Fund and the U.S. Inflation-Indexed Fund approved the proposed Investment Advisory Agreement between the Trust and RiskX Investments, LLC (“RiskX Investments” or “Adviser”) on behalf of the aforementioned Funds. Shareholders were asked to approve a new investment advisory agreement due to the change in control of the Adviser as discussed further in Item 3. There are no changes to the SAI due to the approval of the Investment Advisory Agreement. The Meeting was adjourned with respect to the JAForlines Risk-Managed Allocation Fund in order to allow additional time for shareholders of that Fund to vote on the Investment Advisory Agreement.

b.     Approval of Investment Sub-Advisory Agreements. In addition, the shareholders of the International Alpha Strategies Fund, the Boyd Watterson Core Plus Fund and the U.S. Inflation-Indexed Fund approved the proposed Investment Sub-Advisory Agreements between RiskX Investments and (i) Navellier & Associates, Inc. (International Alpha Strategies Fund); (ii) Boyd Watterson Asset Management, LLC (Boyd Watterson Core Plus Fund); and (iii) Fischer Francis Trees & Watts, Inc. (U.S. Inflation-Indexed Fund). Shareholders of these Funds were asked to approve the respective Investment Sub-Advisory Agreements due to the change in control of the Adviser (see Item 3 below for further details). There are no changes to the SAI due to the approval of these Investment Sub-Advisory Agreements. The Meeting was adjourned with respect to the JAForlines Risk-Managed Allocation Fund in order to allow additional time for shareholders of the Fund to vote with respect to the Investment Sub-Advisory Agreement between the Adviser and JA Forlines Global, LLC.

c.     Approval of the Investment Sub-Advisory Agreement between RiskX Investments and Arrivato Asset Management, LLC on behalf of the Kansas Tax-Exempt Bond Fund. At the same Meeting, shareholders of the Kansas Tax-Exempt Bond Fund were asked to approve an Investment Sub-Advisory Agreement between RiskX Investments and Arrivato Asset Management, LLC, a wholly-owned subsidiary of the Adviser. The Portfolio Manager for the Fund remains the same.

Effective November 20, 2015, the SAI is changed as follows:

•     Under “Investment Advisory and Other Services”:

The following is added to the table showing the sub-advisory fees paid by the Adviser to each Sub-Adviser:

Fund	Sub-Advisory Fee
Kansas Tax-Exempt Bond Fund	0.20%

•     Under “Sub-Advisers” in “Investment Advisory and Other Services” the first paragraph is replaced in its entirety with the following:

RiskX Investments has engaged five sub-advisers to assist in the daily management of the Funds’ portfolios. The JAForlines Risk-Managed Allocation Fund is sub-advised by J.A. Forlines, LLC (“Forlines”); the International Alpha Strategies Fund is sub-advised by Navellier & Associates, LLC (“Navellier”); the Kansas Tax-Exempt Bond Fund is sub-advised by Arrivato Asset Management, LLC (“AAM”); the Boyd Watterson Core Plus Fund is sub-advised by Boyd Watterson Asset Management, LLC (“Boyd Watterson”); and the U.S. Inflation-Indexed Fund is sub-advised by Fischer Francis Trees & Watts, Inc. (“FFTW”).

•     Under “Sub-Advisers” in “Investment Advisory and Other Services” the following paragraph is inserted after the paragraph on Navellier & Associates, Inc.:

RiskX Investments has engaged Arrivato Asset Management, LLC (“AAM”) as sub-adviser to the Kansas Tax-Exempt Bond Fund for the day-to-day management of the Fund. AAM was established in 2015 as a wholly owned subsidiary of the Adviser, RiskX Investments. AAM is located at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. Mr. Robert Campbell is primarily responsible for the day-to-day management of the Fund.  For more about the portfolio manager, please see the section below titled “PORTFOLIO MANAGER INFORMATION.”

•     Under “Portfolio Manager Information”, the paragraph on Kansas Tax-Exempt Bond Fund is replaced in its entirety with the following:

Kansas Tax-Exempt Bond Fund (AAM):

Robert A. Campbell, CFA. Mr. Campbell is President and Portfolio Manager of AAM and is responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund. Previously to joining AAM, Mr. Campbell was Vice Present and Portfolio Manager of American Independence Financial Services, LLC (the name of the Adviser prior to the Transaction). Prior to joining the Adviser in March 2006, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since November 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996).

d.     Election of Trustees to the Trust’s Board. In addition to the above proposals, shareholders of the Trust elected the following Trustees to the Board of the Trust at the Meeting: Mr. Jeff Haas, Mr. Tom Kice, Mr. Pete Ochs, Mr. George Mileusnic and Ms. Darlene DeRemer. Messrs. Haas, Kice, Ochs and Mileusnic are Independent Trustees and were re-elected by shareholders. Ms. DeRemer replaced Mr. John Pileggi as the Interested Trustee of the Board. Mr. Terry Carter, former Trustee of the Trust, resigned effective September 30, 2015.

Effective November 20, 2015, the “Trustees and Officers” section of the SAI is amended as follows:

•     References to Mr. Terry Carter as a current Trustee of the Trust is stricken. Ms. Darlene DeRemer now serves as the Interested Trustee of the Trust, replacing Mr. John Pileggi. The Trustee Table, along with the footnotes to the Table, is replaced in its entirety with the following:

Independent Trustees:

Name and Age	Position Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jeffrey Haas (1) Age: 54	Chairman of the Board and Trustee	Indefinite/ Since Inception	Professor of Law, New York Law School (Since 1996)	7	1
Thomas Kice Age: 66	Trustee	Indefinite/ Since Inception	Senior Adviser of Kice Industries, Inc.	7	None
George Mileusnic(1) Age: 61	Trustee	Indefinite/ Since Inception	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	7	1
Peter Ochs Age: 63	Trustee	Indefinite/ Since Inception	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	7	None

Interested Trustee:

Name and Age	Position To Be Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust To Be Overseen by Trustee	Other Directorships Held/to be Held by Trustee(3)(4)
Darlene DeRemer(2) Age: 59	Trustee	Indefinite / NA	Ms. DeRemer is Managing Partner and co-founder of Grail Partners (since 2005). She also serves on the Syracuse University board of trustees, and is chair of the Investment & Endowment Committee.	7	2

(1)           The Trustee is also a Trustee of the Rx Funds Trust, formerly the American Independence Funds Trust II, which as of August 31, 2015 included four (4) portfolios or funds – Rx Tactical Rotation Fund, Rx MAR Tactical Moderate Growth Fund, Rx MAR Tactical Growth Fund and Rx Traditional Allocation Fund.

(2)           Ms. DeRemer is considered to be an Interested Trustee due to her position with Grail Partners, which is an investor in the Adviser of the Trust.

(3)          Ms. DeRemer is also being nominated as the Interested Trustee of the Rx Funds Trust in a separate proxy for the Rx Funds Trust for the shareholders of the funds in that trust to vote.

(4)          Ms. DeRemer also serves on the Board of Trustees, as an Independent Trustee, of ARK ETF Trust, which as of August 31, 2015, consists of four (4) portfolios or funds – ARK Innovation ETF, ARK Genomic Revolution Multi-Sector ETF and ARK Web x.0 ETF.

•     The paragraph on Mr. Pileggi under “Additional Information About the Trustees” is replaced in its entirety with the following:

Darlene T. DeRemer (Interested Trustee). Ms. DeRemer is Managing Partner of Grail Partners (“Grail”), which she founded in 2005 along with Mr. Donald H. Putnam. Grail is an advisory merchant bank serving the investment management industry from offices in Boston, New York and San Francisco; Grail partners have worked on over 250 strategic transactions involving asset management businesses over two decades. In addition to heading up Grail’s Boston office, Ms. DeRemer is the senior banker focusing on the asset management industry worldwide, and has advised clients in a wide range of strategic transactions. Prior to becoming an investment banker at Putnam Lovell NBF in 2003, Ms. DeRemer spent twenty five years as a leading adviser to the financial services industry, specializing in strategic marketing, planning, product design and the implementation of innovative service strategies. Her work on outsourcing and use of technology has transformed her fund company clients. She has participated in numerous fund company asset management restructuring transactions. Since shifting to investment banking full time, Ms. DeRemer has led or participated in a score of advisory transactions. Her current clients include sale and purchase mandates for institutional and mutual fund managers in the U.S., as well as restructuring assignments for alternative investment firms that seek to tap the public markets in the U.S. and abroad. Ms. DeRemer ran NewRiver’s eBusiness Advisory unit for four years, until 2003, prior to which she operated her own strategy firm in asset management, DeRemer & Associates, for eighteen years. Founded in 1987, DeRemer & Associates was the first consultancy focused on the U.S. mutual fund industry. From 1985 to 1987, Ms. DeRemer was Vice President and Director in the Asset Management Division of State Street Bank & Trust Company (now State Street Global Advisors) where she managed the $4 billion Pension Real Estate Department and developed Marketing Communications and Client Service programs. Before joining State Street, Ms. DeRemer was a Vice President at T. Rowe Price & Associates from 1982 to 1985. Ms. DeRemer’s career started in strategic planning, at Tiger International and its subsidiary, Flying Tiger Airlines. Ms. DeRemer earned a BS in finance and marketing in 1977 summa cum laude and MBA degree in 1979 with distinction from Syracuse University. She graduated Beta Gamma Sigma (Phi Beta Kappa analogous).

2.     Changes to the American Independence Stock Fund (Effective August 31, 2015). In a supplement dated August 25, 2015 it was announced that at a Board meeting held on August 21, 2015, RiskX Investments, the adviser to the American Independence Stock Fund (the “Fund”), recommended to the Trustees of the Board that the Fund be managed by two sub-advisers - Insight Capital Research & Management, Inc. (“Insight”) and Validus Growth Investors, LLC (“Validus”). In addition, RiskX Investments recommended that the Fund’s name be changed to the Rx Dynamic Stock Fund. After careful consideration, the Trust’s Board, including a majority of the Independent Trustees, approved Insight and Validus as sub-advisers to the Fund and approved two Form of Sub-Advisory Agreements, one between RiskX Investments and Insight and one between RiskX Investments and Validus, both on behalf of the Fund (the “New Sub-Advisory Agreements”), subject to the approval of the Fund’s shareholders. At the same meeting, the Trustees also approved the addition of Mr. Steve Wruble, Chief Investment Officer of RiskX Investments, as a portfolio manager to the Fund.

Under RiskX Investments’ supervision, Insight and Validus will each be responsible for providing model portfolios and the RiskX Investments management team will determine the allocation of the Fund’s assets to each sub-adviser and trade on behalf of the Fund based on the model portfolio recommendations.  Insight is an SEC registered investment advisory firm dedicated exclusively to the management of growth stock portfolios. The firm was founded in 1988 and provides investment management services to institutional and high net worth investors. As of June 30, 2015, Insight had approximately $403 million in assets under management. The portfolio management team of Jim Collins and Randall Yurchack will manage the Insight portion of the portfolio. Validus, an SEC registered investment advisory firm established in November 2012, is headquartered at 12277 Soaring Way Suite 205, Truckee, CA 96161 and is a research-focused, independent growth equity manager. As of June 30, 2015, Validus had approximately $81 million in assets under management. Insight is headquartered at 201 North Civic Dr., Suite 190, Walnut Creek, CA 94596. Mark Scalzo will manage the Validus portion of the portfolio.

A Board meeting of the Trustees will be held in December, 2015, at which time the management of the Dynamic Stock Fund will be discussed further. Until that meeting is held, the Fund will continue to be managed by the current portfolio team disclosed in the Fund’s Prospectus. After the December meeting, shareholders will be notified if any further action is necessary.

Effective August 31, 2015, information in the SAI was updated as follows:

•     The name of the American Independence Stock Fund has changed to the Rx Dynamic Stock Fund. There will be no change to the Fund’s investment objective and the strategy of the Fund will be substantially the same.

•     The ticker symbols for the Institutional Class shares and the Class C shares have changed as follows, and there was no change to the ticker symbol for the Fund’s Class A shares:

Old Name	New Name	Old Ticker	New Ticker
American Independence Stock Fund	Rx Dynamic Stock Fund
Institutional Class shares	Institutional Class shares	ISISX	FMGRX
Class A shares	Class A shares	IFCSX	IFCSX
Class C shares	Class C shares	ISFSX	FMGCX

Effective August 25, 2015, information under “Portfolio Manager Information” in the SAI was updated as follows:

a.   Under “Portfolio Managers” the following paragraph on Mr. Wruble with respect to the Stock Fund was added:

Steven Wruble, CFA is Chief Investment Officer and Portfolio Manager.  Prior to joining the RiskX Investments, Mr. Wruble was Chief Investment Officer for FolioMetrix and served as Portfolio Manager for the RiskX Family of Funds. Mr. Wruble served on FolioMetrix’s investment committee from 2011 until July 2015. Mr. Wruble also serves on the investment management team for the Rx Tactical Rotation Fund and the Rx Traditional Allocation Fund, series in the Rx Funds Trust, an affiliate of the American Independence Funds Trust. Prior to FolioMetrix, Mr. Wruble was a Portfolio Analyst with an independent financial planning firm where he was also a registered representative. Prior to that, he has worked in the capacity of registered representative and/or investment advisor representative with other firms. Mr. Wruble holds a Bachelor of Science from the University of Nebraska-Lincoln in Finance and a Master of Security Analysis and Portfolio Management from Creighton University. Steve is a Chartered Financial Analyst (CFA) charterholder and is a member of the CFA Institute and the CFA Society of Nebraska. He holds the Accredited Asset Management Specialist designation (AAMS) and the Series 65 license.

b.   The table under the “Beneficial Ownership by Portfolio Manager” section was amended to include the following information as of June 30, 2015:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Complex
Steven Wruble	None	None

c.   The table under the “Account Management Disclosures” section was amended to include the following information as of June 30, 2015:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
Steven Wruble	9	$272,736,991	0	$0	0	$0

3.     Name Change of the Investment Adviser (Effective August 1, 2015). In supplements dated May 12, 2015 and August 3, 2015, to the SAI, it was announced that American Independence Financial Services, LLC (“American Independence”), investment adviser to the Funds, had entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix would merge with American Independence to create a new company (the “Merger”); which will be known as RiskX Investments, LLC. The Merger was consummated on July 31, 2015 and therefore, the Investment Advisory Agreement between American Independence and the Trust, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended, was terminated. In addition, each Investment Sub-Advisory Agreement, between American Independence and (a) J.A. Forlines, LLC on behalf of the JAForlines Risk-Managed Allocation Fund; (b) Navellier & Associates, Inc. on behalf of the International Alpha Strategies Fund; (c) Boyd Watterson Asset Management, LLC on behalf of the Boyd Watterson Short-Term Enhanced Bond Fund and the Boyd Watterson Core Plus Fund; and (d) Fischer Francis Trees & Watts, Inc. on behalf of the U.S. Inflation-Indexed Fund was terminated. Shareholders would receive a proxy statement during in order to approve the Investment Advisory Agreement and Investment Sub-Advisory Agreements that terminated due to the change in control of the Adviser.

Effective August 1, 2015, throughout the SAI, reference to American Independence Financial Services, LLC is replaced with RiskX Investments, LLC.

4.     Liquidation of the Boyd Watterson Short-Term Enhanced Bond Fund (Effective August 14, 2015). As announced in a Supplement dated July 1, 2015 to the SAI, the Boyd Watterson Short-Term Enhanced Bond Fund ceased operations, liquidated its assets, and distributed the liquidation proceeds to shareholders of record on August 14, 2015.

Effective August 14, 2015, references to the Boyd Watterson Short-Term Enhanced Bond Fund throughout the SAI are no longer relevant and this Fund is no longer being offered.

5.     Name change for the American Independence Risk-Managed Allocation Fund (Effective April 30, 2015). In a Supplement dated April 2, 2015, a name change for the Risk-Managed Allocation Fund was announced.

Effective April 30, 2015, throughout the SAI, “American Independence Risk-Managed Allocation Fund” shall be replaced with “American Independence JAForlines Risk-Managed Allocation Fund”.

6.     Address Change (Effective April 1, 2015). As of April 1, 2015, the address for RiskX Investments, the Adviser and the Administrator of the Funds, and the Trust is as follows:

1345 Avenue of the Americas, 2nd Floor

New York, NY 10105

Reference to the Funds’ or RiskX Investments’ former address (80 Theodore Fremd Avenue, Rye, NY 10580) in the SAI shall be replaced with the new address noted above.

Fund purchase and redemption requests by mail should continue to be sent to American Independence Funds Trust, P.O. Box 8045, Boston, MA 02266-8045 for regular mail and American Independence Funds Trust, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021 for express, certified or registered mail.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE